Bank Borrowings - Schedule of Bank Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Bank Borrowings
Current	$ 26,468	$ 31,155
Non-current	55,632	48,189
Total	$ 82,100	$ 79,344
Weighted average interest rate for outstanding bank borrowings (as a percent)	3.09%	3.41%